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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Post-effective Amendment No. 2 Registration Statement No. 333-86313 of InfoSpace.com, Inc. on Form S-1 of our report dated February 24, 1999, (December 6, 1999 as to Note 14), appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Seattle, Washington
December 10, 1999